EAGLE CAPITAL APPRECIATION FUND
EAGLE GROWTH & INCOME FUND
EAGLE SERIES TRUST

SUPPLEMENT DATED NOVEMBER 15, 2011 TO THE CLASS A, CLASS C, CLASS I, CLASS R-3, AND CLASS R-5 PROSPECTUS (“PROSPECTUS”) AND STATEMENT OF ADDITIONAL INFORMATION (“SAI”) DATED MARCH 1, 2011, AS SUPPLEMENTED APRIL 26, 2011, MAY 19, 2011, JUNE 30, 2011 AND OCTOBER 14, 2011

Effective immediately, the “Sales Charge” tables within the “Class A Shares” section on page 36 of the Prospectus should be replaced with the following:

Sales Charge as a percentage of:
Your investment in equity funds	Offering Price (a)	Your Investment (a)	Dealer Concession As % of offering price (b)
Less than $25,000	4.75%	4.99%	4.25%
$25,000-$49,999	4.25%	4.44%	3.75%
$50,000-$99,999	3.75%	3.90%	3.25%
$100,000-$249,999	3.25%	3.36%	2.75%
$250,000-$499,999	2.50%	2.56%	2.00%
$500,000-$999,999	1.50%	1.52%	1.25%
$1,000,000 and over	0.00%	0.00%	See “Sales Charge Waiver” section

Sales Charge as a percentage of:
Your investment in Investment Grade Bond Fund	Offering Price (a)	Your Investment (a)	Dealer Concession As % of offering price (b)
Less than $25,000	3.75%	3.99%	3.25%
$25,000-$49,999	3.25%	3.44%	2.75%
$50,000-$99,999	2.75%	2.90%	2.25%
$100,000-$249,999	2.25%	2.36%	1.75%
$250,000-$499,999	1.50%	1.56%	1.00%
$500,000-$999,999	0.50%	0.52%	0.25%
$1,000,000 and over	0.00%	0.00%	See “Sales Charge Waiver” section

(a) As a result of rounding, the actual sales charge for a transaction may be higher or lower than the sales charges listed. (b) During certain periods, the Distributor may pay 100% of the sales charge to participating dealers. Otherwise, it will pay the dealer concession shown above.

Effective immediately, the discussion of the one-time up-front sales concession within the “Sales charge waiver” section on page 37 of the Prospectus should be replaced with the following:

Eagle, the Distributor or one or more of their Affiliates may pay a one-time up-front sales concession from its own resources to broker-dealers and financial intermediaries for new purchases of Class A shares of $1,000,000 or more according to the following schedule:  1% of the first $999,999.99, 0.75% of amounts from $1,000,000.00 to $1,999,999.99, 0.50% of amounts from $2,000,000.00 to $4,999,999.99, and 0.25% of amounts of $5,000,000.00 and higher.

Effective immediately, the fourth and fifth paragraphs of the “Rule 12b-1 Distribution Plan” section on page 63 of the SAI should be replaced in their entirety with the following:

As compensation for services rendered and expenses borne by the Distributor in connection with the distribution of Class A shares and in connection with personal services rendered to Class A shareholders and the maintenance of Class A shareholder accounts, each fund of the Series Trust may pay the Distributor distribution and service fees of up to 0.35% of that fund’s average daily net assets attributable to Class A shares of that fund. Capital Appreciation Fund and Growth & Income Fund may pay the Distributor distribution and service fees of up to 0.50% of that fund’s average daily net assets attributable to Class A shares of that fund. Currently, each fund pays the Distributor a fee of up to 0.25% of its average daily net assets attributable to Class A shares. These fees are computed daily and paid monthly. The Distributor, on Class A shares, may retain the first 18 months’ distribution fee for reimbursement of amounts paid to the broker-dealer at the time of purchase.

As compensation for services rendered and expenses borne by the Distributor in connection with the distribution of Class C shares and in connection with personal services rendered to Class C shareholders and the maintenance of Class C shareholder accounts, each fund pays the Distributor a service fee of 0.25% and a distribution fee of 0.75% of that fund’s average daily net assets attributable to Class C shares. These fees are computed daily and paid monthly. The Distributor, on Class C shares, may retain the first 12 months’ distribution fee for reimbursement of amounts paid to the broker-dealer at the time of purchase.

Effective immediately, the “How To Exchange Your Shares” section of the prospectus on page 39 in the Prospectus should be replaced with the following:

You can exchange shares of one Eagle fund for shares of the same class of any other Eagle fund, subject to the investment requirements of that fund. Obtain a prospectus of that fund from your financial adviser, the Funds or through our website, eagleasset.com. You may exchange your shares by calling your financial adviser or the Funds if you exchange to like-titled Eagle accounts. Written instructions with a medallion signature guarantee are required if the accounts are not identically registered.

Shares that have previously paid a sales charge in an Eagle fund will exchange into the same share class of another Eagle fund with no additional sales charge for the duration that the shares remain in the Eagle Family of Funds.  Each Eagle fund may terminate the exchange privilege upon 60 days notice.  Exchanges may be subject to a CDSC as described above in “How to Sell Your Investment.” For purposes of determining the CDSC, Class A and Class C shares will continue to age from their original investment date and will retain the same CDSC rate as they had before the exchange.  However, any period of time you held shares of a money market fund managed or offered by the Manager will not be counted for purposes of calculating the CDSC.

You may be able to convert your shares to a different share class of the same Fund that has a lower expense ratio provided certain conditions are met. This conversion feature is intended for shares held through a financial intermediary offering a fee-based or wrap fee program that has an agreement with the Adviser or the Distributor specific for this purpose. In such instance, your shares may be converted under certain circumstances.

Generally, Class C shares are not eligible for conversion until the applicable CDSC period has expired. Retirement class shares of a Fund may be converted to Class A shares of the same Fund if you cease to satisfy the share eligibility requirements of the retirement class. Please contact the Funds or your financial advisor for additional information.

Please consult a tax professional before requesting an exchange. Not all share classes are available through all intermediaries. Each Eagle fund reserves the right to reject any exchange request and to modify or terminate the exchange privilege at any time.

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INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH
THE PROSPECTUS AND SAI FOR FUTURE REFERENCE